Exhibit 99.2

Member Digital Ltd

Financial Statements

For the Year Ended December 31, 2013

MEMBER DIGITAL LTD

805 Third Avenue New York, NY 10022 212.838-5100 212.838.2676/ Fax www.rbsmllp.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders
of Member Digital Ltd

We have audited the accompanying financial statements of Member Digital Ltd (a UK registered private limited company), which comprise the balance sheet as of December 31, 2013, and the related statement of operations and cash flows for the period then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Member Digital Ltd as of December 31, 2013, and the results of its operations and its cash flows for the period then ended in accordance with accounting principles generally accepted in the United States of America.

New York, NY 10022

July 6, 2015

New York, NY Washington DC Mumbai, India San Francisco, CA Beijing, China Athens, Greece Las Vegas, NV Kansas City, KS

Member: ANTEA International with affiliated offices worldwide

F-1

MEMBER DIGITAL LTD

Balance Sheet

December 31,
2013
ASSETS

CURRENT ASSETS:
Cash	$50,376
Accounts receivable	19,130
Other current assets	2,449
Total current assets	71,955

TOTAL ASSETS	$71,955

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$15,866
Accrued expenses	5,640
Total current liabilities	21,506
TOTAL LIABILITIES	21,506

Commitments and contingencies	-

STOCKHOLDERS' EQUITY
Common stock (Share capital, authorized 1,000 shares at 1.00 British Pounds, issued and outstanding 316 shares)	523
Retained earnings	49,926
Total stockholders' equity	50,449

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$71,955

The accompanying notes are an integral part of these audited financial statements.

F-2

MEMBER DIGITAL LTD

Statement of Operations

Year Ended
December 31, 2013

Net revenues	$161,674

Operating expenses
Cost of revenue	6,204
Sales and marketing	1,201
General and administrative	109,100
Total operating expenses	116,505

Income from operations	45,169

Other income:
Interest income	1
Total other income	1

Net income	45,170

Other comprehensive income:
Foreign currency translation adjustment	4,756

Comprehensive income	$49,926

The accompanying notes are an integral part of these audited financial statements.

F-3

MEMBER DIGITAL, LTD

Consolidated Statement of Cash Flows

For the Year Ended December 31,
2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$45,170
Adjustments to reconcile net income to net cash used in operating activities:
Changes in operating assets and liabilities:
Accounts receivable	(19,130)
Other current assets	(2,449)
Accounts payable	21,506
NET CASH USED IN OPERATING ACTIVITIES:	45,097

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of shares	523
Net cash provided by financing activities	523

Effect of foreign currency exchange rate on cash	4,756
Net increase in cash	50,376

Cash at beginning of year	-
Cash at the end of the year	$50,376

The accompanying notes are an integral part of these audited financial statements.

F-4

MEMBER DIGITAL LTD

NOTES TO FINANCIAL STATEMENTS

1.	Description of Business

Member Digital, Ltd is a UK registered private limited company incorporated on 13 April 2006. The company is involved in the provision of training services to the public and private sectors. The company operates from its office in London and its customers are predominately located in the Greater London area.

2.	Summary of Significant Accounting Policies

Management is responsible for the fair presentation of the Company’s financial statements, prepared in accordance with U.S. generally accepted accounting principles (GAAP).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company classifies as cash and cash equivalents amounts on deposit in the banks and cash temporarily in various instruments with original maturities of three months or less at the time of purchase.

Income Taxes

The Company is subject to UK Corporation Tax and a provision is made for any liability due in the accounts.

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with FASB Topic 740, "Accounting for Income Taxes", which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

F-5

A valuation allowance has been recorded to fully offset the deferred tax asset even though the Company believes it is more likely than not that the assets will be utilized.

The Company’s effective tax rate differs from the statutory rates associated with taxing jurisdictions because of permanent and temporary timing differences as well as a valuation allowance.

Revenue Recognition

The Company generates its revenue from the provision of courses which run over a number of months. Revenue is recognized over the period that the course is contracted to run. Any revenue receivable on ongoing courses not received at the yearend are provided for within the accounts less an estimate of potential course leavers.

Recent Accounting Pronouncements

The Company has assessed all newly issued accounting pronouncements released during the year ended December 31, 2013, and have found none of them to have a material impact on the Company’s financial statements.

3.	Income Taxes

A reconciliation of the statutory income tax rates and the Company’s effective tax rate is as follows:

2013
Statutory U.K. corporation tax rate	20.00%
Permanent differences	54.09%
Timing differences	0.00%
Valuation allowance	0.00%
Provision for income tax expense (benefit)	74.09%

4.	Subsequent Events

On July 1, 2014, the Company also entered into an Exchange Agreement by and among the Company, the Company’s shareholders (the “MD Sellers”), and EFactor Group Corp. (“EFactor”). On the same date, the parties consummated the transaction, pursuant to which the MD Sellers sold, and the EFactor purchased, all of Member Digital’s outstanding capital stock, in exchange for 1,250,000 unregistered shares of the EFactor’s common stock.

F-6